SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        March 11, 2003 (March 7, 2003)
                 ____________________________________________
               Date of Report (Date of earliest event reported):


                                RCN Corporation
                 ____________________________________________
            (Exact name of Registrant as specified in its charter)



         Delaware                   0-22825                22-3498533
_______________________________________________________________________________
(State of Incorporation)     (Commission File No.)           (IRS Employer
                                                         Identification Number)

                               105 Carnegie Center
                            Princeton, NJ 08540-6215
    ___________________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (609) 734-3700
       ________________________________________________________
              (Registrant's telephone number, including area code)



                                Not Applicable

         (Former name or former address, if changed since last report)







Item 5.       Other Events

      On March 10, 2003 RCN Corporation announced it had entered into an amendment to its senior secured credit facility (the "Amendment"). The Amendment and a press release with respect thereto are attached hereto as Exhibits 4.1 and 99.1, respectively.


Item 7.  Financial Statements and Exhibits

a) Exhibits

Exhibit 4.1 FIFTH AMENDMENT dated as of March 7, 2003, to the Credit Agreement, dated as of June 3, 1999, as amended, among RCN, the Borrowers named therein, the Lenders party thereto, and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent


Exhibit 99.1  RCN Corporation Press Release, dated March 10, 2003



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 11, 2003


                                    RCN CORPORATION

                                    By: /s/ W. Terrell Wingfield, Jr.
                                    ---------------------------------------
                                    W. Terrell Wingfield, Jr.
                                    General Counsel and Corporate Secretary





EXHIBIT INDEX


Exhibit 4.1 FIFTH AMENDMENT dated as of March 7, 2003, to the Credit Agreement, dated as of June 3, 1999, as amended, among RCN, the Borrowers named therein, the Lenders party thereto, and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent


Exhibit 99.1  RCN Corporation Press Release, dated March 10, 2003